Exhibit 99.2

SOUTH STATE CORPORATION Investor Presentation East Coast Financial Services Conference November 15, 2017

Forward Looking Statements Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 . The words "may," "will," "anticipate," "could," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "project" and "intend," as well as other similar words and expressions of the future, are intended to identify forward-looking statements. South State Corporation ("South State") and Park Sterling Corporation ("Park Sterling") caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between South State and Park Sterling; the outcome of any legal proceedings that may be instituted against South State or Park Sterling; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; South State's ability to complete the acquisition and integration of Park Sterling successfully; credit risk associated with commercial real estate, commercial business and construction lending; interest risk involving the effect of a change in interest rates on both of South State's and Park Sterling's earnings and the market value of the portfolio equity; liquidity risk affecting each bank's ability to meet its obligations when they  come due; price risk focusing on changes in market factors that may affect the value of traded instruments; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; cybersecurity risk related to the dependence of South State and Park Sterling  on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, which subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting from changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of South State and Park Sterling. Additional factors that could cause results to differ materially from those described above can be found in South State's Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Report on Form 10-Q, including for the quarters ended September 30, 2017, June 30, 2017 and March 31, 2017, which is on file with the Securities and Exchange Commission (the "SEC") and available in the "Investor Relations" section of South State's website, http:// www.southstateba nk.com, under the heading "SEC Filings" and in other documents South State files with the SEC, and in Park Sterling's Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Report on Form 10-Q, including for the quarters ended September 30, 2017, June 30, 2017 and March 31, 2017, which is on file with the SEC and available on the "Investor Relations" page linked to Park Sterling's website, http:// www.par ksterlingbank.com, under the heading "Regulatory Filings" and in other documents Park Sterling files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither South State nor Park Sterling assumes any obligation to update forward looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. IMPORTANT ADDIONAL INFORMATION In connection with the proposed transaction between South State and Park Sterling, South State have filed with the SEC a Registration Statement on Form S-4 that has included a Joint Proxy Statement of South State and Park Sterling and a Prospectus of South State, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving South State and Park Sterling has been submitted to Park Sterling's shareholders and South State's shareholders for their consideration. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Shareholders of South State and shareholders of Park Sterling are urged to read the registration statement and the joint proxy statement/prospectus regarding the transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Shareholders can obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about South State and Park Sterling, without charge, at the SEC's website (http:// www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Park Sterling Corporation, 1043 E. Morehead Street, Suite 201, Charlotte, North Carolina 28204, Attention: Donald K. Truslow, (704) 323-4292.PARTICIPANTS IN THE SOLICITATION South State, Park Sterling and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding South State's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 6, 2017, and certain of its Current Reports on Form 8-K. Information regarding Park Sterling's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph. 2 SOUTH STATE CORPORATION

South State Corporation: SSB •Roanoke •Raleigh •Norfolk •Virginia Beach •Murfreesboro •Knoxville •Asheville •Charlotte •Fayetteville •Chattanooga •Greenville •Atlanta •Athens •Columbia •Wilmington •Augusta •Macon •Columbus •Montgomery •Charleston •Savannah •panama City •Tallahassee •Jacksonville •Gainesville •Daytona Beach 3 SOUTH STATE CORPORATION

Market Performance Since 2009 350 300 250 200 150 100 50 0 -50 -100 282% 234% 145% 101% 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 --SSB SSB Total Return –SNL Southeast U.S. Bank --KRX 4 SOUTH STATE CORPORATION Source: SNL Financial as of 10/30/17

How We Operate the Company Leadership Culture Growth Profitability Soundness Values 5 SOUTH STATE CORPORATION

3rd Quarter 2017 Highlights •:• Net Income $35.0 million $1.19 per diluted share Return on Average Assets 1.25% Return on Average Tangible Equity 14.93% •: Adjusted* Net Income $35.7 million • • • $1.22 per diluted share Adjusted* Return on Average Assets 1.28% Adjusted* Return on Average Tangible Equity 15.21% •:• Cash dividend of $0.33 per common share * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 6 SOUTH STATE CORPORATION

3rd Quarter 2017 Highlights •:• Net Loan Growth of $84 million, 4% Annualized •:• Efficiency Ratio - 59.5% •:• Adjusted* Efficiency Ratio - 58.4% •:• Asset Quality NPA's / Assets Non-Acquired Net Charge-offs • • 0.30% 0.04% 7 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities $ SOUTH STATE CORPORATION

Net Interest Margin $ 81.2 $ 80.6 $ 97.4 $ 99.0 $ 100.3 4.18% 4.09% 4.20% 4.13% 4.11% 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 Net Interest Margin -Net Interest Income SOUTH STATE CORPORATION Dollars in millions 8

3rd Quarter Highlights 2017 Noninterest Income Change 6/30/2017 9/30/2017 Fees on Deposit Accounts $ $ $ 22.1 22.4 0.3 Mortgage Banking (1.7) 5.2 3-5 Wealth Management (0.1) 6.4 6.3 Acquired Loan Recoveries 2.2 (0.3) 1.9 Other Income (0.1) 1.5 1.4 Total Adjusted* Noninterest Income (1.9) $ $ 37-4 35-5 Securities Gains (losses), net 0.1 0.5 0.4 Total noninterest income $ $ (1.5) $ 36.0 37·5 •* Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and • • 9 SOUTH STATE CORPORATION Dollars in millions securities gains or losses

Average Interest Earning Assets %of Earning %of Earning Assets Short-Term Investments Assets Assets Change 6/30/2017 9/30/2017 (98) 2.7% $ 267 1.7% $ 169 $ Investment Securities (40) 14.3 1,395 13.9 1,355 Loans -Acquired (160) 2,264 2,104 23.2 21.4 Loans-Non-acquired 62.5 6,124 5,776 348 59.3 Total Loans 82.5 $8,040 $8,228 188 83.9 $ Loans Held for Sale 0.5 48 0.5 53 5 Total Interest Earning Assets $9,805 $ $ 9,750 55 SOUTH STATE 10 CORPORATION Dollars in millions Quarterly Averages

Branch Network Total branches 12/31/2009 Acquired Consolidated or sold Total branches 9/30/17 48 147 (66) 129 Average deposits per branch (in 6/30/2009 9/30/2017 millions) $46 70 SOUTH STATE CORPORATION 11

Efficiency Ratio 77.5% 65.8% 62.8% 62.0% 61.6% 59.7% 59.5% 8% 58.4% 62.3% 61.7% 3Q 2016 4Q 2016 Efficiency Ratio 1Q 2017 2Q 2017 3Q 2017 •Adjusted* Efficiency Ratio 12 SOUTH STATE CORPORATION * adjusted is a non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses

Earnings Per Diluted Share $ 2.38 $ 3.16 $ 3.08 $ 4.11 $ 4.18 $ 2.90 $ 4.55 $ 4.31 $ 3.75 $3.55 2015 2016 YTD 2017 2013 2014 •EPS •Adjusted* EPS (Non-GAAP) SOUTH STATE CORPORATION *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and • • securities gains or losses, and FDIC loss share early termination

Capital Adequacy 12.9% 12.1% 11.0% 9.4% 8.9% Tangible Common Equity / Assets Leverage Ratio CET 1 Ratio Tier 1 Capital Ratio Total Risk-Based Capital Ratio South State Corporation (9/30/17) •KRX Median (9/30/2017) $SOUTH STATE CORPORATION 14 Source: SNL Financial and Company filings.

Asset Quality NPLs / Loans(1) NPAs / Assets(2) 1.70% 0.74% 0.63% 0.38% 0.29% 0.23% 2012 2013 2014 2015 2016 3Q 2017 2.50% 1.36% 1.02% 0.63% 0.43% 0.30% 2012 2013 2014 2015 2016 3Q 2017 ALLL / NPLs(3) NCOs / Average Loans(4) 71.5% 81.2% 121.1% 181.8% 250.7% 322.1% 2012 2013 2014 2015 2016 3Q 2017 0.73% 0.41% 0.16% 0.09% 0.06% 0.04% 2012 2013 2014 2015 2016 YTD 2017 1) NPLs / Loans = Non-acquired & Acquired non-credit impaired NPLs / Total Loans. 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL / NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only. 15 SOUTH STATE CORPORATION

Common Stock Dividends $1.21 $0.99 $0.98 $0.82 $0.74 $0.69 2012 2013 2014 2015 2016 YTD 2017* $ 16 • 3Q 2017 dividend declared 10/18/2017, with a record date of 11/10/2017, and payable11/17/2017. SOUTH STATE CORPORATION

Tangible Book Value + Cumulative Dividends $50.00 1% $45.03 $41.60 40.00 30.00 20.00 10.00 2013 2014 2015 2016 YTD 2017 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Cumulative Dividends TBV $SOUTH STATE CORPORATION 17 15 year increase of 28 cagr 9.3% $11.82 $17.93 $29.17

Loan Portfolio Mix $8,268 $6,684 $6,008 $5,698 $3,631 2012 2013 2014 Non Acquired 2015 Acquired* 2016 3Q 2017 Dollars in millions *Acquired loans are net of discounts. SOUTH STATE CORPORATION 18 $1,060 $2,255 $2,833 $1,443 $2,038 $6,008 $1,787 $2,571 $2,865 $3,468 $4,221 $5,241 $6,230 $5,723

Total Loans by Type Other 0.2% Other Income Producing Property 4.0% Linked Quarter Net Growth Commercial Real Estate Owner Occupied Commercial Real Estate Non-owner Occupied Commercial Non-owner Occupied 15.296 11 Total Loans $8,268 million C&I 11 Commercial Owner Occupied 19.096 Consumer Real Estate 18 Consumer Non-real Estate 16 $SOUTH STATE CORPORATION 19 Consumer Real estate 18 24% 11 C&I 10.9% Consumer Non-real Estate 6.8% Construction Land Development 10.7% Consumer owner occupied 33.2%

CRE Concentration Regulatory Guideline Capacity 9/30/2017 Balance % of RBC* Balance % of RBC* CRE $2.1 $1.2 300% Construction Land & Development $0.2 $0.9 S0% $1.1 100% 195% $3.3 80% Dollars in billions *concentration limits calculated with bank level total risk based capital RBC). 20 $SOUTH STATE COPORATION

Total Loans by Market Inland SC 14% Linked Quarter Net Growth North Georgia 26% Savannah 15 Charleston 16% Charlotte 8 North Georgia 6% Charleston 8 Coastal 8 $SOUTH STATE CORPORATION 21 COASTAL 10% Augusta 12% other 6% savannah 6% charlotte 15% Greenville 15%

Wealth Management Assets Under Management or Care (millions) Noninterest Income (thousands) 2012 2012 $6,360 2013 2013 $12,661 2014 $3,828 2014 $18,344 2015 $3,940 2015 $20,117 2016 2016 $4,171 3Q 2017 YTD 2017 $18,703 $4,967 900+ Relationships 20,000+ Retail investment accounts 110+ Team members • • • SOUTH STATE CORPORATION 22 $1,620 $3,406 $19,764

Mortgage Banking Production millions Noninterest Income thousands 2012 2012 $2,198 2013 2013 2014 2014 2015 2015 $21,761 2016 2016 YTD 2017 3Q 2017 $1,206 • • • • Mortgage Market Share -#3 in South Carolina* Retail Mortgage: 81originators (8 new in 2017) Online mortgage application process Servicing Portfolio: $2.9 Billion *Source: SNL Financial 23 SOUTH STATE CORPORATION $12,545 $16,170 $20,547 $14,210 $1,668 $1,195, $1,379, $1,404 $9,149

SOUTH STATE CORPORATION M&A Update Park Sterling Corporation

Park Sterling Merger Overview Increases density and depth in current markets and extends footprint into Virginia Management continuity and improved team talent across entire franchise Treasury and Capital Markets Platform Improved market share position in several metropolitan markets Meaningfully enhances competitive position and ability to attract talent in Charlotte entrance into growth markets of Richmond and Raleigh ~70% of PSTB branches are in MSAs which SSB already operates branch 14 branches consolidations announced Mid single-digit EPS accretion post integration Less than 4% tangible book value dilution Tangible book value earnback in 3 to 4 years Preservation of strong capital position and balance sheet SOUTH STATE CORPORATION 25 • • • • • • • • • • • • Strategic Markets Financial

Park Sterling Transaction Highlights

Expected Closing	4th Quarter 2017
Fixed Exchange Ratio	0.14 shares of SSB common stock for each share of PSTB common stock
Consideration	100% stock
Ownership Split	80% SSB / 20% PSTB
Board Representation	2 Directors to be appointed to SSB's Board of Directors, including Jim Cherry

Purchase Accounting	• Net credit mark of $49.5 million
	  • Gross credit mark of $61 million (2.4%) less existing net credit discount of $11.5 million
	• Other Adjustments of ~$4.2 million
	  • Includes adjustments to Fixed Assets, OREO, Securities etc.
	• Cumulative Impact to net assets of ($45.3) million

Expense Savings	• Expected to be 35% of PSTB's noninterest expenses, realized post integration
Pro Forma Capital	• Tangible Common Equity / Tangible Assets: ~8.7 % • Total Capital Ratio: ~12.6 %
Merger Costs	• Approximately $50 million after-tax

26 SOUTH STATE CORPORATION

Pro Forma Overview

Pro Forma Highlights[1]

Assets	$14.4 bn
Loans	10.7
Deposits	11.5
Branches	169[2]
Loans/Deposits	90%
Market Cap	$3.3 bn



Richmond
VIRGINIA
NORTH CAROLINA
Raleigh
Charlotte
Greenville
SOUTH CAROLINA
Atlanta
Athens
Columbia
Wilmington
Augusta
Myrtle Beach
Charleston
GEORGIA
Savannah
SSB
PSTB
Branch Consolidation

1) Source: SNL Financial. Pro forma highlights exclude purchase accounting adjustments
2) Includes 14 announced branch consolidations.

27

SOUTH STATE CORPORATION

Pro Forma Market Share

Combined Counties of Operation

Rank	Institution	Branches	Deposits	Market Share
1	Wells Fargo & Co.	398	$ 41.1	20.2%
2	Bank of America Corp.	235	27.8	13.7
3	BB&T Corp.	274	24.4	12.0
4	SunTrust Banks Inc.	198	14.7	7.2
5	First Citizens BancShares Inc.	202	11.9	5.9
	Pro Forma	**183**	**11.6**	**5.7**
6	South State Corp.	129	9.1	4.5
7	Synovus Financial Corp.	58	5.1	2.5
8	United Community Banks Inc.	69	5.0	2.5
9	Toronto-Dominion Bank	65	4.2	2.1
10	Regions Financial Corp.	69	4.0	2.0
11	PNC Financial Services Group Inc.	69	3.5	1.7
12	Fifth Third Bancorp	42	2.6	1.3
13	Park Sterling Corp.	54	2.5	1.3
14	Capital Bank Financial Corp.	36	2.0	1.0
15	Pinnacle Financial Partners Inc.	36	1.9	1.0
16	Union Bankshares Corp.	26	1.7	0.8
17	F.N.B. Corp.	34	1.7	0.8
18	Bank of the Ozarks	32	1.7	0.8
19	Brand Group Holdings Inc.	8	1.6	0.8
20	Carolina Financial Corp.	30	1.6	0.8



VA
Richmond
NC
Raleigh
Greenville
Charlotte
Gainsville
SC
Wilmington
Athens
Atlanta
Columbia
Myrtle Beach
Augusta
GA
Charleston
Savannah
Pro Forma
County Market Share
#1 to #5
#6 to #10
Greater than #10

28

Dollars in billions
Source: SNL Financial. Deposit data as of 6/30/17. Includes combined counties of operation for SSB and PSTB; excludes money center or super regional bank branches with greater than $1.0 billion in deposits.

SOUTH STATE CORPORATION

C&I Markets

Top 25 MSAs by C&I Sales

Rank	Market Name	Total C&I Sales	Total C&I Businesses
1	Atlanta-Sandy Springs-Roswell, GA	$ 183.6	35,686
2	Washington-Arlington-Alexandria, DC-VA-MD-WV	116.9	31,466
3	Charlotte-Concord-Gastonia, NC-SC	90.2	15,854
4	Virginia Beach-Norfolk-Newport News, VA-NC	50.5	9,126
5	Richmond, VA	49.7	8,253
6	Greensboro-High Point, NC	41.1	6,065
7	Raleigh, NC	40.4	7,369
8	Greenville-Anderson-Mauldin, SC	40.0	5,378
9	Columbia, SC	25.6	4,547
10	Winston-Salem, NC	24.4	3,932
11	Spartanburg, SC	24.3	2,154
12	Charleston-North Charleston, SC	24.1	4,475
13	Chattanooga, TN-GA	21.8	3,779
14	Durham-Chapel Hill, NC	19.4	3,306
15	Augusta-Richmond County, GA-SC	18.6	3,285
16	Asheville, NC	18.3	3,371
17	Hickory-Lenoir-Morganton, NC	17.1	2,638
18	Roanoke, VA	15.6	2,415
19	Kingsport-Bristol-Bristol, TN-VA	13.7	1,988
20	Savannah, GA	13.3	2,797
21	Fayetteville, NC	11.0	2,134
22	Columbus, GA-AL	9.9	1,794
23	Wilmington, NC	8.5	2,085
24	Myrtle Beach-Conway-N Myrtle Beach, SC-NC	8.3	2,694
25	Charlottesville, VA	6.7	1,720



Richmond
Raleigh
Charlotte
Greenville
Columbia
Wilmington
Augusta
Atlanta
Myrtle Beach
Charleston
Savannah
Total C&I Sales By MSA
> $40.0 billion
$4.7 billion - $40.0 billion
$2.8 billion - $4.7 billion
$1.7 billion - $2.8 billion
< $1.7 billion

Dollars in billions
Source: SNL Financial. Data as of 6/30/16. Gray highlighted MSA's denote pro forma markets of operations. Includes companies classified with the NAIC's as Healthcare and Social Assistance, Wholesale Trade, Manufacturing or Transportation and Warehousing.

29 SOUTH STATE CORPORATION

SOUTH STATE CORPORATION Appendix

Crossing $10 Billion South State crossed $10 billion in total assets January 2017 with the Southeastern Bank Financial Corporation Merger. Durbin Impact • Cap on interchange fees imposed by the Durbin amendment results in -45% reduction in related revenue Effective for South State beginning July 2018 • Annual Earnings impact of -$17 million pre-tax and -$11million after tax • Annual EPS impact of -$.30 per share FDIC Insurance • Additional expense of approximately $500 thousand annually, inclusive of Park Sterling, beginning 1Q 2018 DFAST • First Dodd-FrankAct Stress Test (DFAST) expected to be submitted in July 2019 SOUTH STATE CORPORATION 31

M&A History and Asset Growth Community Bank & Trust $1.0 Bn Jan-2010 Peoples Bancorporation $546 MM Apr-2012 Savannah Bancorp, Inc $950 MM Dec-2012 Bank of America Branch Acquisition $438 MM Aug-2015 Park Sterling Corporation $3.3 Bn Expected Q4 2017 2010 2011 2012 2013 2014 2015 2016 2017 $3.6 Bn $14.5 Bn Habersham Bank $360 MM Feb-2011 First Financial Holdings, Inc. $3.2 Bn Jul-2013 Southeastern Bank Financial Corp $1.8 Bn Jan-2017 BankMeridian $234 MM Jul-2011 32 Estimates SOUTH STATE CORPORATION

Loan Portfolio Mix-3Q 2017 $6,230 12% 15% 21% 16% 30% 6% $2,038 6% 15% 13% 43% 9% $8,268 11% 15% 19% 15% 33% 7% Non Acquired •Other Consumer •Other Commercial Commercial Nonowner Occupied Acquired Total Consumer Real Estate •Commercial Owner Occupied •Construction/Land 33 Dollars In millions SOUTH STATE CORPORATION

Pre and Post Crisis Loan Mix 12/31/2008 22.3% 18.3 14.3 10.9 9/30/2017 33.2% 19.1 15.2 10.9 Consumer Owner Occupied Commercial Owner Occupied Commercial Income Producing Commercial Non-Real Estate Construction Land Consumer Non-Real Estate Other Income Producing Loans in Transit/ Misc. { 8.0 15.1 4.0 7.1 7.3 3.3 6.8 4.0 - 0.2 } 10.6% 23.1% SOUTH STATE CORPORATION 34

Stratification of Loan Portfolio 100% 80 60 40 20 0 29,465 71,661 Average Loan Size All Loans Commercial Mortgage Consumer $116 298 197 28 <$100 $100 - $999 $1,000+ # of Active Notes 12/31/2010 9/30/2017 Dollars In thousands SOUTH STATE CORPORATION 35

Transaction Deposit Mix Dollar Balance Number of Accounts Non Interest Bearing $2,506 31% Interest Bearing 41% Interest Bearing $5,465 69% Non-Interest Bearing 59% -228,00 accounts Dollars in millions Includes DDA’s, NOW’s IOLTA's, and l031exchange deposits. SOUTH STATE CORPORATION 36 Online Banking - 222,000 users Mobile App users - 128,000 users Mobile Deposits (monthly) - 160,000 transactions

Investment Portfolio Mix State & Municipal HTM 1% Bank Fixed Income Portfolio Agency Mortgage Backed Securities 67% (AFS&HTM) Tax Equivalent Yield Weighted Average Life Modified Duration Total Carrying Value $1.3 Billion State & Municipal AFS 15% SBA 10% 2.6% 4.0 years 3.6 U.S. Agency/GSE Debentures 7% 37 Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include: FHLB stock or investment in unconsolidated subsidiaries SOUTH STATE CORPORATION

Revenue Diversification Other 7% Trust & Investment Services 18% Mortgage Banking 13% 3Q YTD Fee Income $109 Million Deposit Accounts 62% 26% 23% 26% 28% 30% 27% 74% 77% 74% 72% 70% 73% 3Q 2017 2012 2013 2014 2015 2016 noninterest Income Net Interest Income 38 Total Income=Net Interest Income + Noninterest Income excluding negative accretion of indemnification asset and securities gains (losses). SOUTH STATE CORPORATION

Demographic Highlights MSA Population Growth Projected Change 2018 - 2023 Myrtle Beach Charleston Hilton Head Charlotte Wilmington Savannah Greenville Columbia Augusta us State Population Growth Projected Change 2018 - 2023 South Carolina Georgia North Carolina us $ Source: SNLFinancialasofl0/30/17. SoUTH STATE CORPORATION 39 3.50% 5.02% 5.03% 5.83% 3.50% 4.45% 5.56% 6.12% 6.60% 6.98% 7.22% 8.29% 8.46% 9.96%

Economic Highlights Raleigh Charlotte Greenville Gainesville Atlanta Athens Augusta Columbia Savannah Hilton Head Charleston BOEING Myrtle Beach Wilmington Gulfstream Volvo 40 85 95 40 77 26 85 20 95 75 16  SoUTH STATE CORPORATION 40

Analyst Coverage Brean Capital FIG Partners Keefe, Bruyette & Woods NAB Research LLC Piper Jaffray Sandler O'Neill Stephens SunTrust Robinson Humphrey SoUTH STATE CORPORATION 41

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions $ SOUTH STATE CORPORATION SoUTH STATE CORPORATION 42 29201 520 Gervais Street Columbia, South Carolina 800-277-2175 www.southstatebank.com

SOUTH STATE CORPORATION